PG&E Corporation                            Exhibit99.2
Pacific Gas and Electric Company
Fixed-Income Presentation
Christopher P. Johns, CFO, PG&E Corporation
September 7, 2007
New York, NY

Cautionary Statement Regarding Forward-Looking
Information
This presentation contains forward-looking statements regarding management’s guidance for PG&E Corporation’s 2007 and 2008 earnings per share from operations, targeted average annual growth rate for earnings per share from operations, as well as management’s projections regarding Pacific Gas and Electric Company’s (Utility) capital expenditures, rate base and rate base growth, future electricity resources, renewable energy resources, and financing activity. These statements are based on current expectations and various assumptions which management believes are reasonable, including that substantial capital investments are made in Utility business over the 2007-2011 period, Utility rate base averages $17 billion in 2007 and $18.7 billion in
2008, that the Utility earns at least its authorized rate of return on equity, and that the Utility’s ratemaking capital structure is maintained at 52 percent equity. These statements and assumptions are necessarily subject to various risks and uncertainties, the realization or resolution of which are outside of management's control. Actual results may differ materially. Factors that could cause actual results to differ materially include:
•

the Utility’s ability to timely recover costs through rates;
•

the outcome of regulatory proceedings, including ratemaking proceedings pending at the California Public Utilities Commission (CPUC) and the Federal Energy Regulatory
Commission;
•

the adequacy and price of electricity and natural gas supplies, and the ability of the Utility to manage and respond to the volatility of the electricity and natural gas markets;
•

the effect of weather, storms, earthquakes, fires, floods, disease, other natural disasters, explosions, accidents, mechanical breakdowns, acts of terrorism, and other events or hazards that could affect the Utility’s facilities and operations, its customers, and third parties on which the Utility relies;
•

the potential impacts of climate change on the Utility’s electricity and natural gas business;
•

changes in customer demand for electricity and natural gas resulting from unanticipated population growth or decline, general economic and financial market conditions, changes in technology including the development of alternative energy sources, or other reasons;
•

operating performance of the Utility’s Diablo Canyon nuclear generating facilities (Diablo Canyon), the occurrence of unplanned outages at Diablo Canyon, or the temporary or permanent cessation of operations at Diablo Canyon;
•

the ability of the Utility to recognize benefits from its initiatives to improve its business processes and customer service;
•

the ability of the Utility to timely complete its planned capital investment projects;
•

the impact of changes in federal or state laws, or their interpretation, on energy policy and the regulation of utilities and their holding companies;
•

the impact of changing wholesale electric or gas market rules, including the California Independent System Operator’s new rules to restructure the California wholesale electricity market;
•

how the CPUC administers the conditions imposed on PG&E Corporation when it became the Utility’s holding company;
•

the extent to which PG&E Corporation or the Utility incur costs and liabilities in connection with pending litigation that are not recoverable through rates, from third parties, or through insurance recoveries;
•

the ability of PG&E Corporation and/or the Utility to access capital markets and other sources of credit;
•

the impact of environmental laws and regulations and the costs of compliance and remediation;
•

the effect of municipalization, direct access, community choice aggregation, or other forms of bypass, and
•

other risks and factors disclosed in PG&E Corporation’s and the Utility’s SEC reports.

Business Unit	2006 Rate Base ($B)	Regulation
Electric and gas distribution	$10.3	CPUC
Electric generation	$1.8	CPUC
Gas transmission	$1.5	CPUC
Electric transmission	$2.3	FERC
PCG Total Business	$15.9	85% CPUC/15% FERC
Pacific Gas and Electric Company (PG&E)
•

$12.5 B in Revenues
•

$34.8 B in Assets
•

5.1 MM Electric/4.2 MM Gas Customers
•

$16 B Market Capitalization

We act with integrity and communicate honestly and openly.
We are passionate about meeting our customers’ needs
and delivering for our shareholders.
We are accountable for all of our own actions: these include safety, protecting the environment, and supporting our communities.
We work together as a team and are committed to excellence and innovation.
We respect each other and celebrate our diversity.
The
leading
utility in the
United States

  Delighted   Energized   Rewarded
   customers  employees  shareholders
Our values
Operational excellence
Transformation
Our strategies
Our goals
Our vision
PG&E Vision

Our Business Strategy

•

Competitive customer focus
•

Operational excellence
•

Regulatory alignment
•

Environmental leadership
•

Community involvement

Regulated Business Drivers
•

Statewide Energy Strategy

California Energy Action Plan

Renewable Portfolio Standard

AB32 Greenhouse Gas Legislation
•

Constructive Regulatory Environment

Decoupling/Balancing Account Treatment

Purchased Power and Fuel Costs Pass-Through

Pre-Approved CapEx

Investment Driver	Cap Ex	Example Projects
Electric Generation Resources	~$1.3 Billion	• Gateway Generation Station • Humboldt • Colusa
Electric and Gas Delivery System	~$7 Billion	• Distribution Maintenance and Upgrades • McDonald Island Gas Storage Pipeline • New Customer Connections • AMI
Electric Transmission	> $3 Billion	• Central California Clean Energy Transmission (Midway - Gregg) • System Automation • Line Upgrades for Renewables
2007-2011 CapEx totals more than $14 B  ($2.8 B/yr.)
Capital Expenditures Drive Core Growth

Capital Expenditures ($MM)
Common Plant
Gas Trans.
Electric Trans.
Generation
Distribution
Chart Key
0
$1,000
$2,000
$3,000
2007
2008
2009
2010
2011
$3,200
 $3,200
$2,500
$3,100
$2,200
Capital Expenditure Outlook

Average Annual Rate Base ($B)*
$24
$22
$20
$18
$16
$14
$12
$15.9
$17.0
$18.7
$20.8
$22.3
$23.3
2006A
2007
2008
2009
2010
2011

* Projected 2007-2011 rate base is not adjusted for the impact of the carrying cost credit that primarily results from
the second series of the Energy Recovery Bonds.   Earnings will be reduced by an amount equal to the deferred tax balance associated with the Energy Recovery Bonds regulatory asset, multiplied by the utility's equity ratio and by its equity return.  The carrying cost credit declines to zero when the taxes are fully paid in 2012.
Rate Base Growth

$3.00
$2.80
$2.60
$2.40
$2.20
$2.00
2006 Actual
2007 Estimated
2008 Estimated
2009-2011 Estimated
Guidance Range

*Reg G reconciliation to GAAP for 2006 EPS from Operations and 2007 and 2008
EPS Guidance available in Appendix and at www.pge-corp.com
EPS from Operations*
EPS Guidance
EPS from Operations*:   2007 guidance of $2.70-$2.80 per share
                                2008 guidance of $2.90-$3.00 per share
                    8%

California Energy Policy
PG&E’s resource investment strategy is aligned with
California’s Energy Action Plan “preferred loading order”:
1.

 Energy Efficiency
2.

 Demand Response
3.

 Renewable Resources
4.

 Distributed Generation
5.

 Conventional Resources

Over the past 30 years, California per capita energy use has remained relatively flat compared to the 50% increase in U.S. per capita energy use.
Source: California Energy Commission
California’s Success With Energy Efficiency
-
2,000
4,000
6,000
8,000
10,000
12,000
14,000
1960
1965
1970
1975
1980
1985
1990
1995
2000
US
CA
Western Europe

Changing Legislative Environment for GHG
Recent greenhouse gas legislation:
•

California global warming legislation enacted in 2006
•

Federal legislation expected in 2 to 4 years
PG&E supports:
•

Mandatory market-based approach
•

Encouraging early action toward goals before full regulatory implementation
•

Recognition of prior actions
•

Pursuit of all cost-effective reductions in greenhouse gases
•

International cooperation

2004 CO2 Emissions (Tons)
All Source CO2 Emissions Rate (lbs/MWh)
180,000,000
160,000,000
140,000,000
120,000,000
100,000,000
80,000,000
60,000,000
40,000,000
20,000,000
-
2,500.00
2,000.00
1,500.00
1,000.00
500.00
AEP
SO
XEL
AEE
CIN
FIX
PGN
TPL
Average
DUK
FE
AYE
AES
DTE
CNP
UPN
PPL
CEG
PNW
TE
EXC

*   Comparison companies selected by Innovest.  Data include emissions of regulated and unregulated plants.
2004 is the most recent data available.
2004 CO2 Emissions and Emission Rates*
Source:  Innovest
Relative CO2 Emissions Rates - Generation

Industry Leadership and Emerging Growth
PG&E is looking ahead to the future of utility services
•

Clean/renewable fuel technologies
•

Smart Energy Web
•

Plug-in anywhere technologies
•

Sustainable Energy Communities

Rating Agency Outlook
•

Current Ratings

Utility issuer rating:  BBB+(1) / Baa1(2)

Utility unsecured debt:  BBB+(1) / Baa1(2)

Utility short-term rating:  A2 / P2
•

Average Utility Metrics (2007-2011)(3)

S&P Business Profile Rating:  5

Total Debt to Capitalization (EOY):  53.6%

Funds from Operations Cash Interest Coverage:  5.1x

Funds from Operations to Average Total Debt:  22%
(1)

S&P upgraded the Utility to BBB+ from BBB on May 31, 2007
(2)

Moody’s placed the Utility’s rating under review for possible upgrade on April 9, 2007
(3)

Metrics include debt equivalents for long-term power purchase contracts

Recent and Projected Financing Activity
2007:
•

Utility issued $700 million senior unsecured bonds due 2037 in March
•

Utility bank revolver extended to 2012 and upsized by $650 million to $2 billion (replaced asset-backed CP program)
•

Extended $200 million Holding Company bank revolver to 2012
Projected:
•

Utility plans to issue approximately $250-350 million of senior unsecured debt in the fourth quarter of 2007
•

Additional long-term debt necessary to fund CapEx plans
▪

Annual issuance of approximately $1 billion in 2008-2011

Pacific Gas and Electric Company	
Bank revolver	$2,000,000,000
– Borrowings outstanding[1]	(0)
– Letters of credit outstanding	(174,000,000)
– Commercial paper outstanding[1][2]	(577,000,000)
+ Cash (unrestricted)[1]	78,000,000
Liquidity	**$1,327,000,000**
PG&E Corporation	
Bank revolver	$200,000,000
– Borrowings outstanding	(0)
– Letters of credit outstanding	(0)
+ Cash (unrestricted)	288,000,000
Liquidity	**$488,000,000**

(1)

The amounts shown for borrowings outstanding, commercial paper outstanding, and cash have fluctuated since June 30, 2007 in light of recent changes in the credit and commercial paper markets, although the current overall liquidity remains consistent with the June 30, 2007 level.
(2)

Borrowing capacity under the commercial paper program is $1.75 billion.
Liquidity Profile
As of June 30, 2007

Appendix
September 7, 2007
New York, NY

Issue	Size (MM)	Coupon	Issue Date	Maturity Date	Tax Status
Senior Note	$600	3.60%	3/23/2004	3/01/2009	Taxable
Senior Note	$500	4.20%	3/23/2004	3/01/2011	Taxable
Senior Note	$1,000	4.80%	3/23/2004	3/01/2014	Taxable
Senior Note	$3,000	6.05%	3/23/2004	3/01/2034	Taxable
Senior Note	$700	5.80%	3/13/2007	3/01/2037	Taxable
PC1996 A	$200	5.35%	5/23/1996	12/01/2016	Tax-exempt (AMT)
PC1996 C	$200	Variable rate	5/23/1996	11/01/2026	Tax-exempt
PC1996 E	$165	Variable rate	5/23/1996	11/01/2026	Tax-exempt
PC1996 F	$100	Variable rate	5/23/1996	11/01/2026	Tax-exempt
PC1997 B	$149	Variable rate	9/16/1997	11/01/2026	Tax-exempt (AMT)
PC2004 A-D	$345	4.75%	6/29/2004	12/01/2023	Tax-exempt (AMT)
PC2005 A-B	$149	Auction-rate	5/24/2005	11/01/2026	Tax-exempt (AMT)
PC2005 C-D	$160	Auction-rate	5/24/2005	12/01/2016	Tax-exempt (AMT)
PC2005 E-F	$100	Auction-rate	5/24/2005	11/01/2026	Tax-exempt
PC2005 G	$45	Auction-rate	5/24/2005	12/01/2018	Tax-exempt
AMT:  Subject to alternative minimum tax
Pacific Gas and Electric Company
Long-Term Debt Portfolio  ($7.4 Bn)

Issue	Size (MM)	Coupon	Issue Date	Maturity Date	Conversion Price	Shares
Convertible Subordinated Note	$280	9.50%	06/25/2002	06/30/2010	$15.0873	18,558,059
•

The convertible notes can be converted into PG&E Corporation common shares at the conversion price of $15.0873 per share at any time prior to the close of business on
June 29, 2010
•

Based upon the current stock price, PG&E expects full conversion of the notes to common shares prior to the maturity date
PG&E Corporation
Long-Term Debt Portfolio

$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$ Millions
PG&E Corporation
2007
2009
2011
2013
2015
2017
2019
2021
2023
2025
2027
2029
2031
2033
2035
2037

Long-Term Debt Maturity Schedule

Long-Term Debt Mix

13.9%
3.6%
7.1%
75.4%
Senior Notes
Tax-Exempt (Fixed)
Tax-Exempt (Floating)
Convertible Notes

Fixed-Floating Mix (2)

13.9%
86.1%
Fixed
Floating

(1)

PG&E Corporation and Pacific Gas and Electric Company
(2)

Fixed-floating mix is 80.1% / 19.9% if $577 million of commercial paper outstanding on June 30, 2007 is included.
Debt Profile(1)

Ratemaking      =

      Projected Test Year

w/ Attrition adjustments
Rate Base =	Net Plant (in service) - deferred taxes from accelerated depreciation +/- net working capital (may exclude many balance sheet assets or liabilities)
Balancing Accounts =	• Cost of procuring energy • Sales volume • Selected other elements of operating costs such as energy conservation programs

Ratemaking Summary

25
20
15
10
5
0
Percentage of Projected Load
2006
2007
2008
2009
2010
2011
Projected Contracts
Under Contract
Deliveries

Wind
11%
Small hydro
35%
Geothermal
20%
Biopower
34%

* 2008 to 2011 estimates are based on forecasted construction schedules and additional contracted resources
Projected Deliveries Plus Contracts*
2006 deliveries comprised of:
Renewable Portfolio Standard target is 20% by 2010
Renewable Resource Procurement

Facility	Size (MW)	Status	Target Operational Date
Gateway	530	broken ground	2009
Humboldt Bay	163	permitting	2009
Colusa	657	permitting	2010
Total	1,350
PPAs Counterparty/Facility	Size (MW)	Target Operational Date	Contract Term (years)
Calpine Hayward	601	2010	10
EIF Firebaugh	399	2009	20
Starwood Firebaugh	118	2009	15
EIF Fresno	196	2009	20
Tierra Energy Hayward	116	2009	20
Total	1,430
New Generation Resources: Utility-Owned &
Conventional Power Purchase Agreements

Renewable QFs 6%
Other Renewable Resources 3%
Irrigation Districts * 5%
Non-Renewable QFs 15%
DWR 27%
Existing Utility Owned * 35%
Flexible Market Based Resources 9%

New Renewables ** 7%
Other Renewable Resources 5%
Renewable QFs 6%
Irrigation Districts * 4%
Non-Renewable QFs 15%
DWR 1%
Existing Utility Owned * 33%
Gateway, Colusa, Humboldt 5%
New All-Source Resources ** 5%
Flexible Market Based Resources 19%

*Over  20% of total retail sales expected to be eligible renewable resources coming from utility-owned, QFs, Irrigation Districts, and other sources.
**

May include utility-owned resources.
* Approximately 13% of total retail sales expected to be eligible renewable resources coming from utility-owned, QFs, Irrigation Districts and other sources.
2007 Projected Sources of Energy
85,500 GWh
2012 Projected Sources of Energy
89,900 GWh
•

Energy efficiency expected to meet half of future load growth
•

Growth in renewable resources and resources with operating flexibility
•

Growth in utility ownership
Long-Term Electric Resources

2006
* Earnings per share from operations is a non-GAAP measure.  This non-GAAP measure is used because it allows investors to compare the core underlying financial performance from one period to another, exclusive of items that do not reflect the normal course of operations.
2006 EPS - Reg G Reconciliation
EPS on an Earnings from Operations Basis*                                                  $2.57

Items Impacting Comparability:
Scheduling Coordinator Cost Recovery                                                     0.21
Environmental Remediation Liability                                                         (0.05)
Recovery of Interest on PX Liability                                                          0.08
Severance Costs                                                                                   (0.05)

EPS on a GAAP Basis                                                                                  $2.76

EPS Guidance - Reg G Reconciliation
2007

                                                                          Low             High
EPS Guidance on an Earnings from Operations Basis*             $2.70              $2.80
Estimated Items Impacting Comparability                                   0.00                0.00
EPS Guidance on a GAAP Basis                                             $2.70              $2.80
2008
                                                                               Low             High
EPS Guidance on an Earnings from Operations Basis*              $2.90               $3.00
Estimated Items Impacting Comparability                                    0.00                0.00
EPS Guidance on a GAAP Basis                                              $2.90               $3.00
* Earnings per share from operations is a non-GAAP measure.  This non-GAAP measure is used because it allows investors to compare the core underlying financial performance from one period to another, exclusive of items that do not reflect the normal course of operations.